GLG International Small Cap Fund (the “Fund”)

Class C (GLGCX) and Class I (GLGSX) Shares

Series of GLG Investment Series Trust (the “Trust”)

Supplement dated May 25, 2012 to the

September 30, 2011 Statement of Additional Information

The following language replaces similar language on page 20 following the end of the section entitled “Investment Adviser and Advisory Agreement”:

REVENUE SHARING

The Distributor, GLG or an affiliate may, from time to time, enter into arrangements to make additional payments, also referred to as “revenue sharing,” out of its (or their) own resources to certain financial intermediaries or their affiliates. For purposes of these additional payments, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, third-party administrator, insurance company and/or any other institutions having a selling, administration or any similar arrangement with the Distributor, GLG or an affiliate. These additional payments are in addition to any sales charges, distribution fees, service fees or other expenses paid by the Fund described elsewhere in this SAI. These payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, omnibus account services, transaction-processing services, portfolio transactions, investor and account servicing, administrative, recordkeeping and/or other administrative or distribution-related services. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. Please contact your financial intermediary for details about revenue sharing payments it may receive.

GLG and the Distributor have entered into ongoing contractual arrangements to make additional payments (revenue sharing) of up to 0.15% to National Financial Services LLC, Fidelity Brokerage Services LLC and Fidelity Investments Institutional Operations Company, Inc.